UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                      December 13, 2005 (December 12, 2005)
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                            Golden Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-4339                 63-025005
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 (State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)


    One Golden Flake Drive, Birmingham, Alabama                 35205
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (205) 323-6161
                                                   -----------------------------


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Explanatory Note:
This 8-K/A amends the 8-K filed on December 12, 2005 by deleting the Press Release attached to the 8-K as Exhibit 99.1 and substituting in lieu thereof the attached Press Release as Exhibit 99.1.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY CONTINUED LISTING RULE OR STANDARDS; TRANSFER OF LISTING.

     On December 6, 2005, Golden Enterprises, Inc. (the "Company") received a letter from the Listing Qualifications Department of NASDAQ Stock Market, Inc. ("NASDAQ") indicating that the Company did not meet the independent audit committee requirements set forth in Marketplace Rule 4350(d)(2) (the "Rule"). The NASDAQ letter further stated that the Company's securities were subject to delisting from the NASDAQ national market unless the Company provided a plan under which the Company would satisfy the requirement that Audit Committee members be classified as independent directors. The Company responded to the NASDAQ deficiency letter on December 9, 2005, informing NASDAQ that the Directors who are members of the Audit Committee (James I. Rotenstreich, John S.P. Samford and Edward R. Pascoe) have now resigned from the Voting Committee (as hereinafter described). NASDAQ issued a follow-up letter dated December 9, 2005 that upon the resignations "the Company complies with the Rule and this matter is now closed."

     The failure to meet independent audit committee director independence requirements set forth in the Rule was a result of a Voting Committee established upon the death of Sloan Y. Bashinsky, Sr. on August 2, 2005, who controlled a majority of the Company's stock. Mr. Bashinsky created a Voting Committee under his Will and Trust to vote the Company stock controlled by him. The Voting Committee was to be made up of each member of the Board of Directors and one additional member appointed by the Personal Representatives of Mr. Bashinsky's Estate and Trustees of his Trust. This resulted in previously independent directors who served on the Audit Committee losing their independent status. Therefore, the Audit Committee members resigned from the Voting Committee and again qualify as independent directors. On December 12, 2005, the Company issued a Press Release regarding the foregoing matters. A copy of the Press Release is filed as Exhibit 99.1 to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

          Exhibit No.              Description
          -----------    --------------------------------
             99.1        Press Release dated December 12, 2005



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated December 13, 2005



                                         GOLDEN ENTERPRISES, INC.



                                         By: /s/ Patty Townsend
                                             ------------------
                                             Patty Townsend
                                             Vice President, CFO & Secretary



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                                  EXHIBIT INDEX


 Exhibit Number                      Description

     99.1              Press release of Golden Enterprises, Inc. dated December
                       12, 2005.